Investor Presentation

Horizon Bancorp, Inc. (NASDAQ: HBNC)

First Quarter Ended March 31, 2025

April 24, 2025

Beyond ordinary banking

Important Information Forward-Looking Statements This press release may contain forward–looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this press release should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission (the “SEC”). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: effects on Horizon’s business resulting from new U.S. domestic or foreign governmental trade measures, including but not limited to tariffs, import and export controls, foreign exchange intervention accomplished to offset the effects of trade policy or in response to currency volatility, and other restrictions on free trade; uncertain conditions within the domestic and international macroeconomic environment, including trade policy, monetary and fiscal policy, and conditions in the investment, credit, interest rate, and derivatives markets, and their impact on Horizon and its customers; current financial conditions within the banking industry; changes in the level and volatility of interest rates, changes in spreads on earning assets and changes in interest bearing liabilities; increased interest rate sensitivity; the aggregate effects of elevated inflation levels in recent years; loss of key Horizon personnel; increases in disintermediation; potential loss of fee income, including interchange fees, as new and emerging alternative payment platforms take a greater market share of the payment systems; estimates of fair value of certain of Horizon’s assets and liabilities; changes in prepayment speeds, loan originations, credit losses, market values, collateral securing loans and other assets; changes in sources of liquidity; legislative and regulatory actions and reforms; changes in accounting policies or procedures as may be adopted and required by regulatory agencies; litigation, regulatory enforcement, and legal compliance risk and costs; rapid technological developments and changes; cyber terrorism and data security breaches; the rising costs of cybersecurity; the ability of the U.S. federal government to manage federal debt limits; climate change and social justice initiatives; the inability to realize cost savings or revenues or to effectively implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; acts of terrorism, war and global conflicts, such as the Russia and Ukraine conflict and the Israel and Hamas conflict; and supply chain disruptions and delays. These and additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Horizon’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10- Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). Undue reliance should not be placed on the forward–looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward–looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2

Executive Management Team Kathie A. DeRuiter EVP & Senior Operations Officer Todd A. Etzler EVP & Corporate Secretary & General Counsel Lynn M. Kerber EVP & Chief Commercial Banking Officer Thomas M. Prame President & Chief Executive Officer Mark E. Secor EVP & Chief Administration Officer John R. Stewart, CFA® EVP & Chief Financial Officer 3

First Quarter 2025 * Net Fully-Taxable Equivalent Interest Margin is a Non-GAAP measure. Please see appendix for reconciliations of non-GAAP information to its most comparable GAAP measures 4 H I G H L I G H T S & D E V E L O P M E N T S • Improved profitability and positive operating leverage. Strong earnings growth and a sixth consecutive quarter of net interest margin expansion. • Quality organic loan growth o Linked quarter annualized (LQA) loan growth of 5% o Commercial loan growth of 14% LQA, coupled with planned runoff in lower yielding indirect loans • Enhanced funding base o Strong total deposit growth of 12% LQA, with 24% LQA growth in non-interest-bearing deposits o Strategic reduction in borrowings of $330 million • Credit quality remains favorable, with low NPAs and minimal NCOs • Completed the sale of the mortgage warehouse business for a pre-tax gain of $7.0 million

Strategically Focused Loan Growth Data as of most-recent quarter (MRQ) end unless stated otherwise. *Total Gross Loans Held for Investment (HFI), excludes HFS 1 Q 2 5 H I G H L I G H T S & D E V E L O P M E N T S • Strong growth in Commercial Real Estate & C&I o Planned run-off in the lower-yielding Indirect auto loan portfolio • Total loan growth* of $63.4MM or 5% LQA o Continuing to maintain highly diverse residential, consumer, C&I and CRE portfolios 5

Diversified Commercial Portfolio 1 Q 2 5 H I G H L I G H T S & D E V E L O P M E N T S * The sum of construction & land development loans, multifamily property loans, non-owner-occupied non-farm non-residential property loans and loans to finance CRE not secured by real estate divided by Tier 1 Capital plus Allowance, as of December 31, 2024 ** UBPR Peer Group 3, as of December 31, 2024 *** Land development and spec home loans • Commercial loan balances grew organically 13% LQA o Quarter end balances up $103MM • Well balanced geographies, product mix and industry o No segment exceeds 6.0% of total loans o CRE represents 210%* of RBC versus 240% for peers** Data represents total loans HFI as of MRQ unless stated otherwise 6

Prime Consumer & Residential Lending 1 Q 2 5 H I G H L I G H T S & D E V E L O P M E N T S 7 • Direct consumer and Mortgage portfolios relatively flat • Indirect auto declined $36MM from planned run-off • Home lending portfolios composed of higher quality borrowers, significant capacity to pay and low LTV Data represents total loans HFI as of MRQ unless stated otherwise HOME EQUITY MORTGAGE CREDIT SCORE 764 759 DEBT-TO-INCOME 33% 35% LOAN-TO-VALUE 69% 69%

Strong Asset Quality Metrics 8 *Includes all substandard loans and commercial and consumer non performing loans

Data as of period end unless stated otherwise Relationship Based Core Deposits 9 1 Q 2 5 H I G H L I G H T S & D E V E L O P M E N T S • Consumer and Commercial Deposits o Positive momentum in core relationships and balances o Treasury management team investments making a positive impact • Public Deposits o Focusing on primary bank relationships o Planned runoff of non-relationship, higher- cost funding

NIM Expansion *Net Fully-Taxable Equivalent Interest Margin is a Non-GAAP measure. ** Commercial lending fees recognized in interest income. 1 Q 2 5 H I G H L I G H T S & D E V E L O P M E N T S • NIM expansion driven by the continued favorable change in the mix of earning assets, which yielded only a 2-basis point decline in earning asset yields, despite the 5-basis points of interest recoveries benefiting Q4 yields and the impact of a lower average Fed Funds rate during the first quarter. • Total liability costs continue to favorably impact the NIM, driven by disciplined pricing strategies and the de-emphasis of higher-cost borrowings. 10 3.04%

1 Q 2 5 H I G H L I G H T S & D E V E L O P M E N T S • No new investments in the quarter • High credit quality treasuries, agencies, municipals and mortgage-backed securities * The Company adjusts average rates for tax-exempt securities to an FTE basis utilizing a 21% tax rate. 11 Investment Securities Detail All dollar amounts in millions 1Q24 2Q24 3Q24 4Q24 1Q25 ROLL-OFF/CASH FLOW $27 $26 $23 $23 $20 SALES – – – $332 $5 DURATION (YEARS) 6.9 6.8 6.8 7.1 7.0 AVERAGE RATE ON INVESTMENT SECURITIES (FTE)* 2.39% 2.39% 2.38% 2.39% 2.49%

Non-Interest Income 1 Q 2 5 H I G H L I G H T S & D E V E L O P M E N T S 12 Data as of MRQ unless stated otherwise. ** 1Q25 includes the pre-tax gain of $7.0MM from the sale of its mortgage warehouse loan portfolio and a $0.4MM loss from the sale of a single investment security. * 4Q24 includes the pre-tax loss of $39.1MM on the sale of $332.2MM in available-for-sale (“AFS”) securities as part of a balance sheet repositioning in October 2024. • Non-interest income includes a $7.0MM gain from the sale of mortgage warehouse business and a $0.4MM loss on the sale of a single investment security. • Well diversified income stream aligned with core community banking model • Mortgage revenue benefitting from the efforts of new leadership implementing a more effective production and sales program • Interchange fees reflective of seasonal volume

Non-Interest Expense

1Q25 HIGHLIGHTS & DEVELOPMENTS

- Well-executed expense efforts in Q4 led to the successful reduction of Q1 run-rates, in line with expectations. Management remains focused on expense control and achieving sustainably positive operating leverage.
- Non-interest expenses declined $5.6 MM linked quarter
  - $3.2MM decline in salaries & benefits from previous quarter reflects decision to exit legacy compensation/benefits plans
  - $1.2MM decline in outside services expense from winding down expenses related to specific strategic initiatives in 2024
  - $0.3MM of transaction expenses in Q1 related to sale of mortgage warehouse


Non-interest Expense
$millions
$37.1
$16.8
$20.3
$37.5
$16.9
$20.6
$39.3
$17.5
$21.8
$44.9
$19.3
$25.6
$0.3
$39.3
$16.6
$22.4
1Q24
2Q24
3Q24
4Q24
1Q25
Salaries & Employee Benefits
All Other Non-interest Expense
Merger Related Expenses

Data as of MRQ unless stated otherwise.

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Strong Capital Position * The tangible common equity to tangible common assets (TCE/TA) ratio and tangible book value per share (TBVPS) are non-GAAP measures. Please see appendix for reconciliations of non-GAAP information to its most comparable GAAP measures. ** Preliminary estimate – may be subject to change 14 CET1 Ratio

Full-Year 2025 Guidance Summary

HORIZON BANK

Loans (HFI)	• Period-end total loans HFI to grow mid-single-digits • Growth primarily in higher-yielding commercial loans; partially funded by continued planned runoff in indirect auto loans of ~$100MM for the year
Deposits & Funding	• Period-end total deposit balances to grow low-single-digits • Total funding mix to improve with reduction in borrowings
NII & NIM	• Mid-teens full-year net interest income growth • Assumes two 25 basis point cuts, in June and September
Non-Interest Income	• Full-year 2025 to grow low-single-digits over full-year 2024, excluding securities losses in both periods and the mortgage warehouse gain in Q1 2025
Non-Interest Expense	• Full-year total reported 2025 to be flat to up low-single-digits over full-year reported 2024
Effective Tax Rate	• Full-year 2025 effective tax rate in the mid-teens

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On The Horizon

HORIZON BANK

Positive Momentum Across the Franchise

Highly Attractive Midwestern Markets

70+ branches strategically located in attractive communities with strong business profiles, favorable housing and affordability metrics.

Core markets include major brands representing multi-national companies, flourishing ecosystem of suppliers and thriving college towns

Significant infrastructure investments supporting continued growth and positive economic impact

Constant, High Quality Loan Growth

Positive loan momentum driven by a well-diversified commercial portfolio

Reinvesting lower yielding consumer loans into more profitable core relationships

A proven history of excellent credit quality with low charge-offs and well managed non-performing metrics

Tenured Deposit Base With Significant Liquidity

Tenured, granular deposits across relationship-based consumer and commercial clients

Deposit gathering efforts provide ample funding for loan growth

Investments to expand commercial wallet share and new client acquisitions are yielding positive results

Lean In Operating Culture

Proactively managing balance sheet to create greater operating leverage and elevate key performance metrics

Simplifying business model and aligning resources to core banking verticals that create long-term shareholder value

Maintaining a disciplined operating culture focused on improving shareholder returns

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Appendix

Diverse Commercial Lending Portfolio

HORIZON BANK

STRONG AND TRADITIONAL COMMERCIAL LENDING

- Multi-family represents 6.0% of loans
  - No major metros outside Indiana and Michigan, other than Columbus, OH
  - Zero rent regulated/stabilized originated or in portfolio
  - $1.9MM average loan size

- Non-owner-occupied office represents 3.8% of total loans
  - All in Indiana and Michigan
  - $1.3MM average loan size

- Nursing Home and Assisted Living Facilities represents 1.5% of loans

COMMERCIAL LOANS BY INDUSTRY	03/31/2025 Balance	% of Commercial Portfolio	% of Total Loan Portfolio
Lessors - Residential Multi	$296	9.7%	6.0%
Health Care, Educational Social Assist.	254	8.3%	5.2%
NOO- Warehouse/Industrial	230	7.5%	4.7%
NOO- Office (except medical)	188	6.1%	3.8%
Manufacturing	169	5.5%	3.4%
NOO- Retail	165	5.4%	3.4%
Lessors Student Housing	148	4.8%	3.0%
Individuals and Other Services	149	4.9%	3.0%
NOO- Motel	157	5.1%	3.2%
Real Estate Rental & Leasing	126	4.1%	2.6%
Finance & Insurance	123	4.0%	2.5%
Construction	108	3.5%	2.2%
NOO- Medical Office	96	3.1%	2.0%
Retail Trade	95	3.1%	1.9%
NOO- Mini Storage	94	3.1%	1.9%
Restaurants	77	2.5%	1.6%
Lessors - Residential 1-4	74	2.4%	1.5%
Nursing Home and Assisted Living Facilities	72	2.4%	1.5%
Transportation & Warehousing	67	2.2%	1.4%
Wholesale Trade	67	2.2%	1.4%
Government	55	1.8%	1.1%
Professional & Technical Services	55	1.8%	1.1%
Leisure and Hospitality	52	1.7%	1.1%
Farm Land	29	1.0%	0.6%
Agriculture	26	0.9%	0.5%
Administrative Services	20	0.7%	0.4%
Residential Spec Homes	17	0.6%	0.3%
NOO- Uncategorized NOO	15	0.5%	0.3%
Development Loans	10	0.3%	0.2%
Spec Land Loans	9	0.3%	0.2%
CL Residential Const - Presold	6	0.2%	0.1%
NOO- Gas / Convenience	6	0.2%	0.1%
Mobile Home Parks	4	0.1%	0.1%
Information	3	0.1%	0.1%
Other	38	1.3%	0.8%
Total	**$3,061**	**100.0%**	**63.2%**

Data as of most-recent quarter (MRQ) unless stated otherwise.

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Use of Non-GAAP Financial Measures Certain information set forth in this presentation refers to financial measures determined by methods other than in accordance with GAAP. In each case, we have identified special circumstances that we consider to be non-recurring and have excluded them. We believe that this shows the impact of such events as acquisition-related purchase accounting adjustments and swap termination fees, among others we have identified in our reconciliations. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business and financial results without giving effect to the purchase accounting impacts and one-time costs of acquisitions and non–recurring items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. See the tables and other information below and contained elsewhere in this presentation for reconciliations of the non-GAAP information identified herein and its most comparable GAAP measures. 19

Non-GAAP Reconciliation 20

Non-GAAP Reconciliation 21

Non-GAAP Reconciliation 22

Thank you John R. Stewart, CFA® Executive Vice President & Chief Financial Officer 515 Franklin Street, Michigan City, IN 46360 219-814-5833 Investor.HorizonBank.com